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                                                                   EXHIBIT 10.17

                                                                    Etobicoke #3

This INDENTURE made the 20th day of July 1998
IN PURSUANCE OF THE SHORT FORM OF LEASES ACT

BETWEEN:

                                        COMWEST PROPERTIES LIMITED

                                        (hereinafter called the "Landlord")

                                        OF THE FIRST PART

                                        - and -

                                        VISIBLE GENETICS INC.

                                        (herein called the "Tenant")

                                        OF THE SECOND PART

                  WITNESSETH:

                  1. That in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord doth demise and lease unto the Tenant that designated portion containing approximately 10,500 square feet of the buildings erected upon the lands and premises situate, lying and being in the City of Toronto and in the Province of Ontario municipal known as 291 AND 295 Evans Avenue, including in premises demised hereunder the windows and exterior doors thereof, together with the right at all times with others entitled thereto, to use the common driveways and the parking areas appurtenant thereto (hereinafter called the "common outside areas"), the said premises and rights being hereinafter sometimes collectively called the "demised premises"; provided that the Landlord shall have the right to make such changes and improvements or alterations as the Landlord may, from time to time, decide in respect of the common outside areas, including the rights to change the location and layout of the parking areas and to increase or reduce the size thereof; further provided, however, that the Landlord shall not reduce the number of parking spaces on the said lands and premises to less than the minimum number required by the applicable laws and regulations.

                  2. To have and to hold the demised premises unless such term shall be sooner terminated as hereinafter provided, for and during the term of two (5) years to be computed from and inclusive of the 1st day of September, 1998 (hereinafter called the "lease commencement date" and from henceforth next ensuing and fully to be completed and ended on the 31st day of August, 2003.

                  PROVIDED, and it is hereby agreed, that if the whole of the demised premises are not ready for occupancy by the Tenant on the lease commencement date, then the rent shall be apportioned proportionately according to the amount of space ready for occupancy and no responsibility whatsoever shall attach to the Landlord if the demised premises are not so ready by the lease commencement date. The certificate of the Landlord's architect shall be final and binding upon both parties as to whether or not the entire demised premises are ready for occupancy and, if not, as to the proportion of space therein that is available for occupancy. In such event the term of this lease shall be extended by a number of days equal to the number of days from and including the lease commencement date to and including the date as of which the demised premises are ready for occupancy as so certified.

Use of premises   3. The tenant shall use and occupy the demised premises only for office and storage and for no other purpose; provided the Tenant, in the use and occupation of any business therein, shall comply with all requirements of all laws, orders, ordinances, rules and regulations of the Federal, provincial and Municipal authorities and with any direction or certificate of occupancy issued pursuant to any law by any public office or Officers. The Tenant covenants that it will not use or permit the demised premises or any part thereof to be used for any dangerous, noxious or offensive trade or business and will not cause or maintain any nuisance in, at or on the demised premises.

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Rent              4.    (a)   Yielding and paying therefor yearly and every year
                              during the term hereby granted the sum of $62,425.00 of lawful money of Canada to be paid without any deduction or set-off whatever in advance in equal consecutive monthly installments of $5,206.25 each on the first day of each month in each year during the term hereby demised, (it being understood that such annual rental is calculated at the rate of $5.95 per sq. ft. per annum), together with additional rent hereinafter reserved.

                        (b) Where the term of this lease commences other than on the first day, or ends earlier than on the last day, of a calendar month:

                                   (i)   the rent for the period or periods of
                                         less than a full calendar month shall
                                         be that fraction of the monthly
                                         installment of rent of which the
                                         numerator is the number of days of such
                                         month within the term of this lease and
                                         the denominator is the number of days
                                         of such month.

                                   (ii)  the rent for the period of less than
                                         one calendar month occurring at the
                                         commencement of the term of this lease
                                         shall be payable on or before the lease
                                         commencement date.

                                   (iii) the rent for the period of less than
                                         one calendar month occurring at the end
                                         of the term of this lease shall be
                                         payable on or before the first day of
                                         the last calendar month commencing
                                         during the term of this lease.

Payment           5.    All payments required to be made by the Tenant under or
                        in respect of this lease shall be made to the Landlord at the Landlords office 365 Evans Avenue, Suite 601 in
                        Toronto or to such agent or agents of the Landlord or at such other place as the Landlord shall hereafter from time to time direct in writing to the Tenant.

Payment of              The Landlord acknowledges receipt of $13,750.00 from the
Security                Tenant to be held by the Landlord as security for the
                        due performance by the Tenant of all its covenants and obligations on its part herein contained and to be applied to the damages resulting from default by the Tenant on any of its covenants and obligations hereunder, or towards the payment or reduction of any claim of the Landlord against the Tenant; provided that the Tenant is not in default or in breach of any of its covenants or obligations and has not been declared bankrupt, then the aforesaid security deposit shall be returned to the Tenant within fifteen (15) days after the expiration of the lease term.

Free Rent               Notwithstanding any thing prior herein, there shall be
                        no rent payable for the month of September 1999 nor for the month of September 2000. The Tenant shall still be required to pay additional rent and utility charges for the said two months.

Tenant's          6.    The Tenant covenants with the Landlord.
Covenants

Rent                    (a)   to pay rent:

Taxes and               (b)   (i) as additional rent, in each and ever year
Utilities                     during the term hereof, to pay and discharge in
                              the proportion that the area of the demised premises within the said building (measured from the outside of the outside walls to the centre of the demising walls) bears to the total rentable area (measured from and to the outside of all outside walls) of all buildings erected on the lands (hereinafter called the "Tenant's proportion"), all taxes (including local improvement rates), charges, rates, duties and assessments that may be levied, rated, charges or assessed against the lands and the buildings erected thereon, the Tenant's proportion of all business taxes, if any from time to time payable in respect of the parking areas, entrances, exits, pedestrian walkways, roadways, service areas or any part thereof, and the whole of every other tax, charge, rate, duty, assessment or payment which may become a charge or encumbrance upon or levied or collected upon or in respect of the demised premises or any part thereof, whether charged by any municipal, parliamentary or other body during the said Term. The taxes, local improvement rates, charges, rates, duties assessments and payments as hereinbefore defined are hereinafter referred to as the "real property taxes" and shall include a tax or excise on rents or other tax however described, levied by any relevant governmental authority against the
                              Landlord or the rent, as a clearly ascertainable substitute in whole or inpart for taxes assessed or imposed on the land and buildings or either of them, of which the demised

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                              premises form a part. The Landlord will, at the
                              commencement of this lease and thereafter by calendar year, estimate the real property taxes levied against the said lands and buildings and the demised premises for the next ensuing year and the Tenant shall pay one-twelfth (1/12) of the Tenant's proportion hereof at the times at which rent is payable hereunder.

                              Notwithstanding any thing hereinbefore contained, in the event that at the time when the payment of the real property taxes due, the Landlord shall not have on deposit a sufficient sum to pay the full amount thereof, the Tenant shall forthwith upon demand pay the Tenant's proportion of the amount of any deficiency to the Landlord. When final bills for the real property taxes in any year have been received, the Landlord and Tenant will adjust such in accordance with such bills. If the Tenant has not paid the full amount of the Tenant's proportion thereof, the amount of the underpayment shall be paid by the Tenant to the Landlord forthwith without demand. If the Tenant has overpaid the Tenant's proportion, the amount of such overpayment shall be forthwith paid by the Landlord to the Tenant. The certificate of the Landlord's auditor as to any amount which may be owing by either party to the other under this subclause shall, in the event of dispute, be binding on the Landlord and the Tenant.

                              As an alternative to the foregoing method of determining the share of the real property taxes which the Tenant is obligated to pay pursuant to the provisions of this paragraph 6 the Landlord may, in its sole discretion and at its option, base the Tenant's share of the real properly Taxes upon the value of the demised premises as compared to the value of the buildings of which the demised premises may form a part from time to time. As information as to such value may be made available, firstly, by the relevant municipal authorities through the separate assessments of the demised premises and the said building or, secondly, as may be ascertained through the realty or business tax assessment rolls of the City of Toronto or, thirdly, if separate assessments are not available in order to determine the aforesaid values, the Tenant shall pay a share of the real property taxes as allocated to the demised premises by the Landlord, the Landlord shall allocate the real property taxes firstly with respect to said outside common areas and facilities and secondly, with respect to premises intended for leasing and the Landlord shall make a further allocation of such taxes as between each of the individual premises intended for leasing on an equitable basis having regard, amongst other things, to the various users of the premises intended for leasing comprising the whole of the lands and premises of which the demised premises form a part as aforesaid; in making such allocation, the Landlord shall, at all times, act reasonably and as would a prudent owner and in no event shall the real property taxes collected by the Landlord from all tenants of the Building of which the demised premises form a part and from all tenants of other buildings located on the said lands and premises exceed 100 per cent of the real property taxes as may be levied by the relevant taxing authority, in any given year, against the whole of the said lands, premises and buildings;

                              (ii) to pay business and other governmental taxes, charges, rates, duties and assessments levied in respect of the Tenant's occupancy of the demised premises, or in respect of the personal property or business of the Tenant on the demised premises, as and when the same become due; and also if the Tenant or any permitted assignee or subtenant of the Tenant shall elect to have the demised premises, or any part thereof, assessed for separate school taxes, the Tenant shall, on demand, pay to the Landlord, notwithstanding anything hereinbefore contained, as soon as the amount of the separate school tax is ascertained, any amount by which the separate school taxes exceed the amount which would have been payable for school taxes had such election not been made.

                              (iii) to pay as the same become due respectively all charges for public and private utilities, including without limitation, water, gas, electrical power or energy, steam or hot water used upon or in respect of time demised premises and for fittings, machines, apparatus, meters or other things leased in respect thereof, and for all work or services performed by any corporation or commission in connection with such public utilities; if no separate meter is provided for any such utility, the Tenant shall pay to the Landlord the Tenant's proportion of the total cost of such utility with respect to the buildings of which the demised

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                              premises form a part, as estimated by the
                              Landlord, upon periodic demand of the Landlord; provided in the event the Landlord should determine, in its discretion, that the Tenant's use of such commonly metered utility is in any way unusual, the Landlord may, at its option, but at the expense of the Tenant, install for the demised premises a separate or sub-meter with respect to such utility, whereupon the Tenant's cost in connection with such utility shall be determined in accordance with such separate or sub-meter;

                              (iv) the Tenant shall has the right to contest, by appropriate legal proceedings, at its own expense, the validity of any tax, rate (including local improvement rates), assessment or other charges referred to in this paragraph. Notwithstanding anything in this lease to the contrary, such contestation by the Tenant shall not be deemed to be a default in the payment of such taxes, rates (including local improvement rates), assessments or other charges until the outcome thereof is finally determined provided it is lawful to postpone such payment until such time;

Cost of                 (c)   (i) as additional rent, in each and every year
Maintenance             during the term hereof, to pay to the Landlord in
                        addition to the rental specified in paragraph 4 hereof its proportionate share (as hereinafter defined) of the Landlord's actual costs and expenses of maintaining, operating, repairing and administering the Buildings of which the demised premises are a part, and the common areas and facilities of the said buildings such costs and expenses to include, without limitation;

                              (A) the total costs and expenses incurred by the Landlord in insuring the lands, buildings, improvements, equipment and other property from time to time comprising the said buildings and the common areas and facilities thereof, in such manner and in such companies and form, and with such coverage and in such amounts as the Landlord, at its sole discretion, from time to time shall determine including, without limitation, fire insurance with extended coverage endorsement, public liability and property damage insurance and loss of rental insurance;

                              (B) real property taxes ( including school taxes and local improvement rates) and all business and other taxes, if any, from time to time payable by the Landlord levied or assessed both against or allocated by the Landlord pursuant to paragraph 6(b)(1) hereof, against or in respect of the common areas and facilities of the said buildings or against the Landlord on account of its ownership thereof and capital tax imposed upon the Landlord in respect of the capital employed by it in the ownership of the buildings computed as if the buildings were the only real property of the Landlord;

                              (C) the total costs of operating, maintaining, lighting, cleaning including snow and ice removable and clearance), supervising, policing, landscaping, repairing and replacing all common areas and facilities of the said buildings including, without limitation, all monies paid to persons, firms or corporations employed by the Landlord to perform same; and

                              (D) all expenses incurred or paid by the Landlord in connection with the maintenance, repair, replacement operation and management of the said buildings and all services connected therewith, together with an administrative fee of five percent of such annual costs and expenses aforesaid.

                        (ii) The term "proportionate share" used in this paragraph 6(c) shall mean a fraction, the numerator of which is the rentable area of the demised premises and the denominator of which total rentable area of the said buildings of which the demised premises form part.

                        (iii) The amounts payable by the Tenant pursuant to this
                              paragraph 6(c) may be estimated by the Landlord for such period or periods as the Landlord may determine and the Tenant agrees to pay to the Landlord its proportionate share as so estimated, of such amounts in monthly installments in advance during such period(s) together with all other rental payments provided for in this Lease.

                              Notwithstanding the foregoing, as soon as bills for all or any portion of the said amounts so estimated are received, the Landlord may bill the Tenant for its proportionate share thereof (less all amounts previously

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                                                                               5


                              paid by the Tenant on the basis of the Landlord's estimate aforesaid which have not already been so applied) and the Tenant shall pay to the Landlord such amounts so billed as additional rent on demand. At the end of the period for which such estimated payments have been made, the Landlord shall deliver to the Tenant a statement of the actual amounts and costs referred to in this paragraph 6(c) and the determination of the Tenant's proportionate share thereof, and if necessary, an adjustment shall be made between the parties hereto. If the Tenant shall have paid in excess of such actual amounts, the excess shall be refunded by the Landlord within a reasonable period of time after delivery of the said statement. If the amount the Tenant paid is less than such actual amounts, the Tenant agrees to pay to the Landlord any such extra amount or amounts with the next monthly payment of rent.

Repairs (d) at its own expense, to maintain and keep the interior of the demised premises and every part thereof in good order and condition and promptly to make all needed interior repairs and replacements (reasonable wear and tear and damage by fire, lightning and tempest only excepted) and, without limiting the foregoing, to keep the demised premises well painted, clean and in such condition as would a careful owner;

Inspection              (e) that it shall be lawful for the Landlord and its
                        agents at all reasonable times during the said term, to enter the demised premises to inspect the condition thereof and to make repairs, alterations, or improvements to the demised premises or to the building of which the demised premises form part and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort caused thereby.
                        Where an inspection reveals repairs, which are the obligation of the Tenant hereunder to make, are necessary, the Landlord shall give to the Tenant notice in writing, and thereupon the Tenant will, within one
                        (1) calendar month from the date of delivery of the notice, make necessary repairs in a good and workmanlike manner, failing which the Landlord may make such repairs and the cost thereof shall be payable by the Tenant.

Leave                   (f) at the expiration or sooner determination of the
Premises                term hereof, peaceably to surrender and yield up to the
In Good                 Landlord the demised premises with the appurtenances,
Repair                  together with all buildings or erections which at any
                        time during the said term shall be made therein or thereon, in good and substantial repair and condition, reasonable wear and tear and damage by fire, lightning, tempest and structural defect only excepted:

Heating and             (g) to heat the demised premises in a reasonable manner
Air                     at its own expense from heating equipment supplied by
Conditioning            the Landlord and to maintain, keep in good repair and
                        replace, if necessary, at its own expense, the said heating equipment and such air conditioning equipment as may be supplied by the Landlord. Heating of the demised premises is to be maintained so that at all times the demised premises and the contents thereof shall be protected from damage by cold or frost. The Landlord shall, to the extent the same are assignable, assign to the Tenant all guarantees and warrants with respect to such equipment;

Public Orders           (h) to comply promptly with all requirements of the
                        Local Board of Health, Police or Fire Department and
                        Municipal authorities respecting the demised premises:

Assignment              (i) (i) not to assign, sublet or part with possession of
Subletting              the demised premises or part thereof or permit the
                        demised premises or any part thereof to be occupied by anyone other than the Tenant, without the prior written consent of the Landlord, provided such consent shall not be unreasonably withheld, and further provided that the Landlord may, within ten (10) days of receiving a request for such consent, give notice in writing to the Tenant terminating this lease effective not earlier than the proposed date of the assignment or commencement of the subtenancy. The Landlord shall not be deemed to have withheld such consent unreasonably if;

                              (A) the Tenant, when requesting such consent, does not submit to the Landlord the full name and address of the proposed sub-tenant or assignee, a statement of the use to which the proposed sub--tenant or assignee wishes to put the demised premises, the proposed effective date of any assignment or the proposed effective date of a sublease, the net rent per square foot to be paid by a proposed sub-tenant of the total consideration to be paid by a proposed assignee for an assignment of the Lease, a copy of the proposed sub-lease for an assignment of the Lease, a copy of the proposed sub-lease and either reasonably satisfactory financial references from a chartered bank or a copy of the

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                                                                               6


                              latest audited financial statements of the proposed sub--tenant or assignee which shall not be in respect of a period ended more than Eighteen
                              (18) months prior to the date of the Tenant's request:

                              (B) the proposed sub-tenant or assignee wishes to use the demised premises for a use or uses other than that or those permitted hereunder.

                        (ii) the following shall be deemed to be conditions of any consent given by the Landlord pursuant to the provisions of this subparagraph 6(h) whether or not expressed to be so in such consent;

                              (A) notwithstanding the granting of consent to a sub-tenancy the Tenant shall remain liable to the Landlord on all the covenants and agreements herein contained;

                              (B) if the net rent per square foot to be paid by a sub-tenant, whether in cash, goods, services or other consideration, exceeds the net rent per square foot, payable hereunder, the Tenant shall pay the Landlord monthly the amount of, or an amount equivalent to, such excess;

                              (C) if the Tenant receives, whether directly or indirectly and whether in the form of cash, goods or services, any consideration for the assignment of this lease such amount, or the equivalent in money of such amount, shall be paid to the Landlord;

                              (D) no sub-tenant or assignee shall further assign or sublet without the consent of the Landlord, which consent shall not be unreasonably withheld and the provisions of this subparagraph 6(h) shall apply, to all requests for such consent as if the sub-tenant or assignee seeking such consent were the Tenant named herein;

                        Upon an Assignee assuming all of the Tenant's obligations and entering into an Agreement of Assignment of Lease prepared by the Landlord at the cost of the Tenant, which cost shall not be unreasonable in the circumstances, the tenant shall be released from all further obligations hereunder.

Nuisance (j) that it will not do or omit or permit to be dome or omitted upon or about the demised premises anything which shall be or result in a nuisance or menace to the Landlord or other any Tenant of the buildings located on the lands and premises;

Insurance               (k) (i) that in the event the Tenant's use and
                        occupation of the demised premises, whether or not the Landlord has consented to the same, causes any increase in premiums for fire and extended coverage insurance, rental, boiler, casualty and other types of insurance carried by the Landlord from time to time on the Building of which the demised premises from a part, above the rate for the lease hazardous type of occupancy legally permitted in the demised premises, the Tenant shall pay the additional premium on the policies aforementioned caused by reason thereof. The Tenant shall also pay in such event, any additional premium on the rent insurance policies that may be carried by the Landlord for the Landlord's protection against rent lost through fire or other casualty. If notice of cancellation shall be given respecting any insurance policy or any insurance policy on the said buildings or any part thereof shall be cancelled or refused to be renewed by an insurer by reason of the use or occupation of the demised premises by the Tenant, whether or not the Landlord has consented to such use and occupation, the Tenant shall forthwith remedy or rectify such use or occupation upon being requested to do so in writing by the Landlord, and if the Tenant shall fail to do so forthwith and before any such insurance is cancelled or otherwise terminated, the Landlord may, at its option, determine this lease forthwith by leaving upon the demised premises notice in writing of its intention to do so, and thereupon rent and any other payment for which the Tenant is liable under this lease shall be apportioned and paid up in full to the date of such determination of the lease, and the Tenant shall immediately deliver up vacant possession of the demised premises to the Landlord;

                              (ii) in the event that any premiums for fire and extended coverage insurance and all other types of insurance carried by the Landlord from time to time as aforesaid on the building of which the demised premises form a part, be increased over the rates established for the first year of the term of this lease, the Tenant shall pay to the Landlord the Tenant's proportion of such increase;

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                                                                               7


                              (iii) bills for such additional premiums as aforementioned shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect, and shall be due from and payable by the Tenant when rendered, and the amount thereof shall be deemed to be, and paid as, additional rent;

                              (iv) the Tenant will provide the Landlord with a certificate of liability insurance covering the Tenant and the Landlord in respect of the demised premises and its operations therein to the extend of not less than $1,000,000 inclusive of all injuries or death to persons and damage to property of others arising from any one occurrence and a certificate of fire and extended coverage insurance on all improvements made by the Tenant to the demised premises;

                              (v) the Tenant shall, at its own expense replace any plate glass or other glass that has been broken or removed during the said term or of any renewal thereof, and will during the said term keep the plate glass fully insured, pay the premium such insurance and provide the Landlord with a certificate of such plate glass insurance;

                              (vi) all policies of insurance required to be taken out by the Tenant hereunder and all certificates thereof required to be furnished to the Landlord shall provide that the same are not cancellable by the insurer without fifteen (15) days prior written notice to the Landlord.

Seizure           7.    Provided, and it is hereby expressly agreed:
and
Bankruptcy              (a) that, in case, without written consent of the
                        Landlord, the demised premises shall become and remain vacant or not used for a period of thirty (30) days while the same are suitable for use by the Tenant, or if the demised premises or any part thereof be used by any other person than the Tenant and approved assignees or subtenants, or in case the term hereby granted or any of the goods and chattels of the Tenant shall be at any time seized or taken in execution or in attachments by any creditor of the Tenant, or the Tenant shall make any assignment of the benefit of creditors or give any bill of sale without complying with the Bulk Sales Act
                        (Ontario), or become bankrupt or insolvent, or take the benefit of any act now or hereafter in force for bankrupt or insolvent debtors or any Order shall be made for the winding-up or the Tenant, then and in every such case the then current month's rent and the next ensuing there (3) months' rent shall immediately become due and payable, and at the option of the Landlord, this lease shall cease and determine and the said term shall immediately become forfeited and void, in which event the Landlord may re-enter and take possession of the demised premises as thought the Tenant or any occupant or occupants of the demised premises was or were holding over after the expiration of the term without any right whatever;

Distress (b) that notwithstanding the benefit of any present or future Statute taking away or limiting the Landlord's right of distress none of the goods and chattels of the Tenant on the demised premises at any time during the said term shall be exempt from levy by distress for rent in arrears;

Public                  (c) that save and except for structural defect, the
Liability               negligence or wrong doing of the Landlord, its
                        employees, workmen, agents, contractors or invitees, the Landlord shall not in any event whatsoever be liable or responsible in any way for any personal injury or death that may be suffered or sustained by the Tenant or any employees of the Tenant or any other person who may be upon the demised premises or any truckways, platforms or corridors in connection therewith or the common inside areas or for any loss or damage or injury to any property belonging to the Tenant or its employees or to any other person while such property is on the demised premises and, in particular, (but without limiting the generality of the foregoing), the Landlord shall not be liable for any damage, direct or consequential, to any such property caused, either directly or indirectly, by steam, water, rain or snow which may leak into, issue or flow from any part of the building of which the demised premises form part or adjoining premises or from the water, steam, sprinkler or drainage pipes or plumbing works thereof or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electrical or other wiring or for any damage by anything done or omitted to be done by any Tenant;

Indemnification         (d) The Tenant will indemnify and save harmless the
Of Landlord             Landlord from any and all liabilities, fines, suits,
                        claims, demands, costs and actions of any kind or nature whatsoever to which the Landlord shall or may become liable for, or suffer by reason of any breach, violation or non-performance by the Tenant of any covenant, term or provision hereof, or by reason of any injury, loss, damage or death resulting from, occasioned to or suffered by any person or persons, or any property by reason of any act, neglect or default on the part of the Tenant, or any of its sub-lessees, agents, customers, employees, contractors, licensee or invitees, in or about the demised premises or any truckways, platforms or corridors in connection, therewith or the common outside areas; such indemnification in respect of any such breach, violation, non-performance, damage to property, loss, injury or death occurring during the term of this Lease shall survive any termination of this lease, anything in this lease to the contrary notwithstanding;

Overholding             (e) that if the Tenant shall continue to occupy the
                        demised premises after the expiration of this lease, with or without the consent of the Landlord, and without any further written agreement, the Tenant shall be a monthly Tenant at a monthly rental herein reserved and otherwise on the terms and conditions herein set forth, except as to the length of Tenancy;

Overloading             (f) that the Tenant will not bring upon the demised
                        premises or any part thereof any machinery, equipment, article or thing that by reason of its weight, size or use might damage the floors of the demised premises and that if any damage is caused to the demised premises by any machinery, equipment, article or thing or by overloading or by any act, neglect or misuse on the part of the Tenant or any of its agents or employees or any person having business with the Tenant, the Tenant will forthwith repair the same or pay to the Landlord the cost of making good the same;

Payments                (g) that in the event of the Tenant failing to pay any
Deemed Rent             taxes, rates, insurance premiums or other charges which
                        it has herein covenanted to pay, the Landlord may pay the same and shall be entitled to charge the sums so paid to the Tenant who shall pay them forthwith on demand; and the Landlord, in addition to any other rights, shall have the same remedies and may take the same steps for the recovery of all such sums as it might have and take for the recovery of rent in arrears under the terms of this lease; all payments required to be made by the Tenant pursuant to the terms of this lease shall be deemed rent. All rent in arrears and all amounts collectible hereunder as if rent in arrears shall bear interest at an annual rate being five (5) percentage points above the prime bank lending rate being charged from time to time by the Chartered Banks for commercial loans to its best commercial customers, which shall be charged from the respective due dates of such amounts until paid; provided that this shall in no way affect any claim for damages by the Landlord for any breach or default by the Tenant;

Refuse (h) that the Tenant will keep the demised premises and every part thereof in a clean and tidy condition and will not permit waste paper, garbage, ashes or waste, or objectionable material to accumulate thereon;

Notice of Damage        (i) in the event of any substantial damage to the
                        demised premises or any part thereof or any appurtenance thereto, including without limitation, damage to the heating equipment, plumbing system, electrical equipment or sprinkler system, the Tenant shall forthwith upon becoming aware of such damage give notice in writing thereof to the Landlord;

Loading and             (j) that all loading and unloading of merchandise,
Unloading               supplies, materials, garbage and other chattels shall be
                        effected only through or by means of such doorways or corridors as the Landlord shall designate;

Demised                 (k) whenever in this lease reference is made to the
Premises Defined        demised premises, it shall include all structure,
                        improvements and erections, save and except Tenant's fixtures and those Tenant's improvements the title to which has not vested in the Landlord pursuant to paragraph 16 hereof, in or upon the demised premises or any part thereof from time to time;

Evidence of             (l) the Tenant shall from time to time at the request of
Payments by Tenant      the Landlord produce to the Landlord satisfactory
                        evidence of the due payment by the Tenant of all payments required to be made by the Tenant under this lease;

Adjustment Taxes        (m) the taxes and local improvement rates in respect of
                        the first and last calendar years falling within the term hereof shall be adjusted between the Landlord and the Tenant;

Expropriation           (n)   (i) if, at any time during the term hereof a
                              portion of the common areas and facilities referred to in this lease or any portion of the demised premises not covered by buildings or structures are taken by expropriation or an easement or right or license in the nature of an easement over, upon or under a portion of the lands expropriated, and such taking or expropriation does not materially affect the Tenant's use or enjoyment of the demised premises, then the whole of the compensation awarded or settlement for the lands so expropriated, whether fixed by agreement or otherwise, shall be paid to or received by the Landlord and the Tenant hereby assigns, transfers and sets over unto the Landlord all the right, title and interest of the Tenant therein and thereto, and this lease shall thereafter continue in effect with respect to the demised premises without any abatement of rent;

                              (ii) in the event that any expropriation does materially affect the Tenant's use or enjoyment of the demised premises, the whole of the compensation awarded or settlement, whether fixed by agreement or otherwise for the said lands so expropriated, shall nevertheless be paid to or received by the Landlord, and the Tenant hereby assigns, transfers and sets over unto the Landlord all the right, title and interest of the Tenant therein and thereto but the rent thereafter payable by the Tenant shall abate accordingly;

                              (iii) if the landlord and the Tenant shall be unable to agree, within thirty (30) days after the amount of compensation, award or settlement as aforesaid has been fixed, as to whether such taking or expropriation materially affects the Tenant's use or enjoyment of the demised premises or as to the extent to which the rent shall abate, then the same shall be determined by arbitration as set out in paragraph 25 hereof;

                              (iv) in the event that such taking or
                              expropriation so affects the demised premises as not to terminate this lease but as to require the reconstruction or replacement of some portion of the demised premises, such reconstruction or replacement shall be carried out at the Landlord's expense in a good and workmanlike manner and as expeditiously as reasonably practicable, provided the cost thereof does not exceed the amount of the compensation awarded or fixed by agreement or otherwise;

                              (v) if the entire demised premises are
                              expropriated or if so much thereof or of the appurtenances thereof or such part of the means of access to and egress from the demised premises shall be taken that it shall not be practical or feasible to use the part thereof not taken in the operation of the Tenant's business, at the rent and subject to the covenants and conditions of this lease, this lease shall, upon vesting of title in the expropriating authority, terminate and rent, all other payments required to be made hereunder as additional rent with respect to periods after the vesting of title in the expropriating authority shall be refunded and the whole of the compensation awarded or settlement whether fixed by agreement or otherwise, for the said lands and premises or part thereof so expropriated shall nevertheless be paid to or received by the Landlord and the Tenant hereby assigns, transfers and sets over unto the Landlord all the right, title and interest of the Tenant therein and thereto.

Removal of
Fixtures 8. Provided all rent due or to become due under the terms of this lease is fully paid, the Tenant may remove its trade fixtures and shall make good all damage caused by such removal; provided further that the Tenant shall not remove or carry away from the demised premises any building or plumbing, heating or ventilation plant or equipment or other building services or improvements.

Re-Entry 9. Proviso for re-entry by the said landlord on non-payment of rent or non-performance of covenants.

                        The above powers may be exercised, whether legal demand
                  for the rent has been made or not. Provided that notwithstanding anything hereinbefore contained, the Landlord's right of re-entry hereunder for non-payment of rent, non-performance of covenant's seizure or forfeiture of the said term shall become exercisable immediately upon such default being made. Provided, further, that upon such re-entry by the Landlord under the term of this paragraph or any other provision or provisions of this lease, the Landlord may, in addition to any other remedies to which the Landlord may be entitled at its option, at any time and from time to time relet the demised premises or any part or parts thereof for the account of the Tenant or otherwise and receive and collect the rents therefor, applying the same first to the payment of such expenses as the Landlord may have incurred in recovering possession of the demised premises, including the legal expenses and solicitor's fees and for putting the same into good order or condition or preparing or altering the same for re-rental and all other expenses, commissions and charges paid, assumed or incurred by the Landlord in or about reletting the premises and then to the fulfillment of the covenants of the Tenant hereunder. Any such reletting herein provided for may be for the remainder of the term as originally granted or for a longer or shorter period. In any such case and whether or not the demised premises or any part thereof be relet the Tenant shall pay to the Landlord the rental hereby reserved and all other sums required to be paid by the Tenant up to the time of the termination of this lease or of recovery of possession of the demised premises by the Landlord, as the case may be, and if required by the Landlord thereafter the Tenant shall pay to the Landlord until the end of the term of this lease the equivalent of the amount of all the rentals hereby reserved and all other sums required to be paid by the Tenant hereunder, less the net avails of reletting, if any, and upon each of the days herein provided for payment of rental, the Tenant shall pay to the Landlord the amount of the deficiency then existing.

Net Lease         10. It is the intention of this lease that, save as expressly herein provided, the said rentals herein provided to be paid shall be net and without set-off to the Landlord and clear of all taxes, except the Landlord's income taxes, costs and charges arising from or relating to the demised premises and, save as aforesaid, that the Tenant shall pay all charges, impositions, expenses of every nature and kind relating to the demised premises and the Tenant covenants with the Landlord accordingly.

Quiet Enjoyment   11. The Landlord covenants with the Tenant for quiet
                  enjoyment.

Snow Removal      12. The Landlord shall maintain and keep in good repair the common outside areas and the landscaped areas and shall provide reasonably adequate snow clearance of the parking areas and of the entrances and exits to and from the demised premises and the said parking areas.

Inspection        13. Provided that during the term hereof any person or persons may inspect the demised Premises and all parts thereof at all reasonable times, in producing a written order to that effect signed by the Landlord or its agents.

Removal of        14. Provided that in case of removal by the Tenant of the good
Goods             and chattels of the Tenant from off the demised premises, the
                  Landlord may follow the same for thirty (30) days in the same manner as is provided for in the Landlord and Tenant Act.

Notices for       15. Provided that the Landlord shall have the right during the
Sale or to Let    term of this lease to place upon the demised premises a notice stating that the demised premises are for sale and shall, within three (3) months from the termination of the said term, have the right to place upon the demised premises a notice stating that the demised premises are for Rent; and further provided that the Tenant will not remove such notice or permit the same to be removed.

Improvements      16. Any alterations, erections or improvements, save and
                  except Tenant's trade fixtures placed or erected upon the demised premises, shall become a part thereof and shall not be removed and shall be subject to all the provisions of this lease. No alteration, erection or improvement shall be made or erected upon the demised Premises without the written prior consent of the Landlord. All improvements made to the demised premises by the Tenant shall become part of the demised premises and title therein shall vest in the Landlord on the termination of this lease or, if the term of this lease is renewed or extended, upon the termination of the original term hereof.

Fire 17. Provided, and it is hereby expressly agree, that if and whenever during the term hereof the building of which the demised premises form a part shall be destroyed or damaged by fire, lightning or tempest, or any of the perils normally insured against under the provisions of standard extended coverage fire insurance policies, then, and in every such event:

                        (a) if the damage or destruction is such that in the opinion of the Landlord, seventy five percent (75%) or more of the building of which the demised premises form a part is rendered wholly unfit for occupancy or impossible or unsafe for use and occupancy, the Landlord may, at its option to be exercised within twenty (20) days of the happening of such damage or destruction, terminate this lease by giving to the Tenant notice in writing of its opinion and of such termination, in which event, this lease and the term hereby demised shall cease and be at any end as of the date of such destruction or damage, and the rent and all other payments for which the Tenant is liable under the terms of this lease shall be apportioned and paid in full to the date of such destruction or damage. Failing exercise by the Landlord of the said option to terminate this lease, the Landlord shall, as soon as circumstances reasonably permit, commence to repair or rebuild the demised premises and or the said buildings and rent shall abate until repairs arc complete.

                        (b) if the damage or destruction is such that in the opinion of the Landlord, the portion of the said buildings hereby demised is rendered wholly unfit for occupancy or it is impossible or unsafe to use or occupy it and if, in either event the damage, in the written opinion of the Landlord to be given to the Tenant within twenty (20) days of the happening of such damage or destruction, cannot be repaired with reasonable diligence within one hundred and twenty (120) days from the happening of such damage or destruction, then either the Landlord or the Tenant may, within five (5) days next succeeding the giving of the Landlord or the Tenant may, within five (5) days next succeeding the giving of the Landlord's opinion as aforesaid, terminate this lease by giving to the other notice in writing of such termination, in which event this lease and the term hereby demised shall cease and be at an end as of the date of such destruction or damage and the rent and all other payments for which the Tenant is liable under the terms of this lease shall be apportioned and paid in full to the date of such destruction or damage; if the Landlord does not, within the time limited, give its written opinion to the Tenant that the damage or destruction cannot be so repaired within such one hundred and twenty (120) day period or if neither the Landlord nor the Tenant so terminate this lease, then the Landlord shall repair the said building with all reasonable speed and the rent hereby reserved shall abate from the date of the happening of the damage until the damage shall be made good to the extent of enabling the Tenant to use and occupy the demised premises;

                        (c) if the damage or destruction be such that, in the opinion of the Landlord, the portion of the building hereby demised is wholly unfit for occupancy, or if it is impossible or unsafe to use or occupy it but if in either event the damage, in the written opinion of the Landlord, to be given to the Tenant within twenty (20) days from the happening of such damage or destruction, can be repaired with reasonable diligence within one hundred and twenty (120) days from the happening of such damage, or if the Landlord gives no such written opinion to the Tenant, then the rent hereby reserved shall abate from the date of the happening of such damage until the damage shall be made good to the extent of enabling the Tenant to use and occupy the demised premises and the Landlord shall repair the damage with all reasonable speed;

                        (d) if in the opinion of the Landlord the damage can be made good as aforesaid within one hundred and twenty
                        (120) days of the happening of such destruction or damage and the damage is such that the portion of the building demised is capable of being partially used for the purposes for which it is hereby demised, then until such damage has been repaired, the rent shall abate in the proportion that the area of the demised premises so rendered unfit for occupancy bears to the whole of the demised premises and the Landlord shall repair the damage with all reasonable speed.

Assignment by     18. The Landlord may assign its rights under this lease to a
Landlord          Lending Institution as collateral security for a loan to the
                  Landlord and in the event that such an assignment is given and executed by the Landlord and notification thereof is given to the Tenant by or on behalf of the Landlord, it is expressly agreed between the Landlord and the Tenant that this lease shall not be cancelled, or modified for any reason whatsoever except as provided for, anticipated or permitted by the terms of this lease or by law, without the consent in writing of such Lending Institution.

                        The Tenant covenants and agrees with the Landlord that
                  it will, if and whenever reasonably required by the Landlord and at the Landlord's expense, consent to and become a party to any instrument relating to this lease which may be required by or on behalf of any purchase, bank or mortgagee from time to time of the demised premises; provided always that the rights of the Tenant as herein set out be not altered or varied by the terms of such instrument or document and that such instrument or document expressly so state.

Limitation of     19. The term "Landlord" as used in this lease so far as
Landlord's        covenants or obligations on the part of the Landlord are
Liability         concerned, shall be limited to mean and include only the owner or owners at the time in question of the demised premises, and in the event of any transfer or transfers of ownership, the Landlord herein named, and in case of any subsequent transfer or conveyances, the then vendor or transferor, shall be automatically freed and relieved from and after the date of such transfer or conveyance, of all liability as respects the prformance of any convenants or obligations on the part of the Landlord contained in the lease thereafter to be performed, provided that:

                        (a) any funds in the hands of such Landlord or the then vendor or transferor at the time of such transfer, in which the Tenant has an interest, shall be turned over to the purchaser or transferee and any amount then due and payable to the Tenant by the Landlord or the then vendor or transferor under any provision of this lease, shall be paid to the Tenant; and

                        (b) upon any such transfer, the purchaser or transferee shall be deemed it have assumed, subject to the limitations of this paragraph, all of the terms covenants and conditions in this lease contained to be performed on the part of the Landlord;

                  it being intended hereby that the covenants and obligations contained in this lease on the part of the Landlord shall, subject as aforesaid, be binding on the Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership.

Waiver of         20. The failure of the Landlord to insist upon a strict
Breach            performance of any of the agreements, terms, covenants, and conditions hereof shall not be deemed a waiver of any rights or remedies that the Landlord may have and shall not be deemed a waiver of any subsequent breach or default in any of such agreements, terms, covenants and conditions.

Notices 21. Any notice, request or demand herein provided for or given hereunder, if given by Tenant to the Landlord shall be sufficiently given if mailed by registered mail, addressed to the Landlord.

                        Any notice herein provided for or given hereunder if
                  given by the Landlord to the Tenant shall be sufficiently given if mailed as aforesaid addressed to the Tenant.

                        Any notice mailed as aforesaid shall be conclusively
                  deemed to have been given on the third business day following the day on which such notice is mailed as aforesaid, either the Landlord, or the Tenant may at any time, give notice in writing to the other or others of any change of address of the party giving such notice. From and after the giving of such notice, the address therein specified shall be deemed to be the address of such party for the giving of such notices thereafter.

Lease             22. Provided that this lease and everything herein contained
Subordinate       shall be deemed to be subordinate to any charge or charges from time to time created by the Landlord with respect to the building of which the demised premises form part, by way of mortgage, and the Tenant hereby covenants and agrees that it will promptly, at any time and from time to time, as required by the Landlord during the term hereof, execute all documents and give all further assurances to this proviso as may be reasonably required to effectuate the postponement of its rights and privileges hereunder to the holder or holders of such charge or charges; provided, however, that no such subordination by the Tenant shall have the effect of permitting the holder or holders of any mortgage or lien or other security, to disturb the occupation and possession by the Tenant of the demised premises, so long as the Tenant shall perform all of the terms, covenants, conditions, agreements and provisos contained in this Lease.

Liens 23. If any Mechanics' or other liens or Order for the payment of money shall be filed against the demised premises by reason, or arising out of any labour or material, work or service furnished to the Tenant or to anyone claiming through the Tenant, the Tenant shall, within fifteen (15) days after notice to the Tenant of the filing thereof, cause the the same to be discharged by bonding, depostit, payment, Court Corder or otherwise. The Tenant shall defend all suits to enforce such lien or Order whether against the Tenant or the Landlord at the Tenant's own expense. The Tenant hereby indemnifies the Landlord against any expense or damage as a result of such lien or Order.

Force             24. It is understood and agreed that whenever and to the
Majeure           extent that either party shall be unable to fulfil or shall be delayed or restricted in the fulfilment of any obligation hereunder in respect of the supply or provision of any service or utility or the doing of work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service or labour required to enable it to fulfil such obligation, or by reason of any Statute, law or Order in Council, or any regulation or Order passed or made pursuant thereto, or by reason of the Order of Direction of any Administrator, Comptroller, Board, Governmental Department or
                  Officer, or other authority, or by reason of any other cause beyond its control, whether of the foregoing character or not, that party shall be relieved from the fulfillment of such obligation and neither party shall be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

Arbitration       25. Disputes arising under paragraph 7 (n) hereof shall be determined by a single Arbitrator if the parties can agree on one within seven (7) days after the submission to Arbitration.
                  If the parties cannot agree on a single arbitrator within such seven (7) day period, the dispute shall be determined by the award of three (3) arbitrators or a majority of them, one to be named by the Landlord and one by the Tenant no later than seven (7) days after the expiration of such first seven (7) day period and two (2) Arbitrators so chosen shall forthwith select a third and their award or the award by a majority of them shall be final and binding. If either landlord or Tenant shall fail to appoint its arbitrator within second seven (7) day period, the single arbitrator appointed by the other party shall proceed with the arbitration and the award of such single Arbitrator shall be final and binding. If the two (2) arbitrators appointed by the Landlord and the Tenant cannot agree in the choice of a third arbitrator within seven (7) days of the appointment of the latter of the first two (2) arbitrators, such third arbitrator shall be appointed by a Judge of the Supreme Court of Ontario.

Grammar 26. Words importing the singular number only shall include the plural and vice-versa, and words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice-versa.

Marginal          27. The marginal notes contained herein are inserted for the
Notes             sake of convenience and reference only and do not form a part of this lease.

Binding           28. This indenture and everything herein contained shall
Nature            extend to and bind and enure to the benefit of the respective heirs, executors, administrators, successors and assigns, as the case may be, of each and every of the parties hereto, subject to the consent of the Landlord being obtained, as hereinbefore provided, to any assignment or sublease by Tenant and, where there is more than one Landlord or Tenant or where the Landlord or Tenant is male, female or a corporation, the provisions herein shall be read with all grammatical changes thereby rendered necessary. All covenants herein contained shall be deemed joint and several and all rights and powers reserved to Landlord may be exercised by either Landlord or its agent or representatives.

Renewal           29. The Tenant, provided it is not in default hereunder of any
Option            covenant or condition in in its lease at the time of giving notice exercising its right to renew and provided it has duly and on time throughout the initial term of the lease observed and performed the covenants and conditions therein contained and all payments of rent and additional rent have been paid in full and on time shall be entitled to renew this lease for further term of five (5) years from and after the expiration of the term hereof, and the option may be exercised by the tenant forwarding written notice to the Landlord no sooner than six (6) months but no later than three (3) months prior to the expiration of the term hereof. All of the terms and conditions of this lease shall apply to the renewal of the term hereof, save that:

                        (a) The rent for the renewal term shall be mutually agreeed between the parties within two (2) months prior to expiration of the term thereof, failing which the question of quantum of rent shall be determined by binding arbitration and it shall be a condition of such submission to arbitration that:

                              (i) the rent for the renewal term shall not be less than the rent for the term hereof; and

                              (ii) in making their award the arbitrator or arbitrators shall have regard to the current real estate market conditions as they affect rent for premises similar to the demised premises, including all improvements thereto, in the municipality in which the demised premises are located or in the nearest municipality in which similar premises are located and the length of the renewal term.

                        (b) The provisions of paragraph 25 of this lease shall apply to arbitration under this clause.

Right to First    Provided that the Tenant has not been in breach of its
Refusal to Lease  covenants and obligations under the lease, the Landlord hereby
Adjoining Space   grants to the Tenant the right of first refusal, during the term or any renewal thereofany space known as 295 Evans Avenue that may become available to be leased on the terms and conditions of a bona fide offer to lease that is acceptable to the Landlord. The Landlord agrees to deliver a true copy of any such bona fide offer to the Tenant. The Tenant shall have three (3) days from such delivery within which to exercise the right of first refusal to lease adjoining space. This right may only be exercised within such time by the Tenant delivering a notice in writing of its acceptance to the Landlord, whereupon a binding agreement to lease such premises shall exist between the Landlord and the Tenant on the terms and conditions contained in the said bona fide offer.

                  If the Tenant shall not so exercise this right of first refussal to lease the said premises, the said premises may thereafter be leassed by the Landlord to the party identified in the said bona fide offer and subject to the terms and conditions therein, but not otherwise, and failing leasing as aforesaid, the provisions of this section shall apply again the tenant shall not have the right to assign this right of first refusal to lease space known as 295 Evans Avenue except in conjunction with a permitted assignment of all its rights under this lease.

Binding There are no representations or terms of agreement between the parties, save as expressed herein and there shall be no amendment to these terms save as may be agreed to in writing between the parties.

      IN WITNESS WHEREOF the parties hereto have executed these presents.

      SIGNED, SEALED AND
      DELIVERED
      in the presence of:               COMWEST PROPERTIES LIMITED


                                        ----------------------------------------
                                        Landlord: I have authority to bind the
                                        corporation


                                        VISIBLE GENETICS INC.


                                        ----------------------------------------
                                        Tenant: I have authority to bind the
                                        corporation

                                  SCHEDULE "A"

Square Footage:

10,500 square feet approximately

Term:

5 years

Base Rent:

$5.95 per square foot, for a total of $62,475.00 per annum payable in equal consecutive monthly installments of $5,206.25 on the first day of each and every month of the term.

Estimated CAM and Realty Tax Costs:

$3.05 per square foot for a total of $36,750.00 per annum payable in equal consecutive monthly installments of $3,062.50 on the first day of each and every month of the term.

Total monthly rent has been calculated as follows:

$5,206.25      Base Rent
   306.25      CAM
 2,362.50      Property Tax
---------
 7,875.00      Subtotal
   551.25      GST
---------
$8,426.25      TOTAL

Commencement Date:

September 1, 1998